SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT
_____________________

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 29, 2009 (June 30, 2009)

EMERGENT GROUP INC.
(Exact name of Registrant as specified in Charter)

Nevada	0-21475	93-1215401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	10939 Pendleton Street, Sun Valley, CA	91352
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 394-2800

                                                              Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure

Reference is made to the Press Release contained herein and filed as Exhibit 99.1.

Item 8.01            Other Events.

Emergent Group Inc. held a Special Meeting in Lieu of an Annual Meeting of Shareholders on June 29, 2009. Management’s slate of four directors were re-elected for one year and until their successors are elected and qualified. The stockholders also ratified the Audit Committee’s selection of Rose, Snyder & Jacobs to continue to serve as the independent auditors for fiscal year ended December 31, 2009 and ratified Emergent Group’s 2009 Employee Benefit and Consulting Services Compensation Plan.

Item 9.01            Financial Statements and Exhibits.

      Exhibits

(c) Exhibit 99.1 – Press Release dated June 30, 2009.*

____________
* Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EMERGENT GROUP INC.
(Registrant)

Dated: June 30, 2009	By:	/s/ Bruce J. Haber
Bruce J. Haber, Chief Executive Officer